UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2018

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(408) 943-1234

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 7, 2018, the Board of Directors (the “Board”) of Cadence Design Systems, Inc. (“Cadence”) approved and adopted an amendment and restatement to Cadence’s Bylaws (the “Bylaws”), which became effective immediately. The Bylaws were amended and restated as follows:

•	Proxy Access. Added Article I, Section 1.13 to provide that a stockholder, or a group of no more than 20 stockholders, owning at least 3% of Cadence’s outstanding shares of common stock continuously for at least three years may nominate and include in Cadence’s proxy materials for an annual meeting of stockholders, director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the procedural and disclosure requirements specified in Article I, Section 1.12 and Section 1.13 of the Bylaws;

•	Written Consent. Amended Article I, Section 1.9 and Section 1.11 to, among other things, set a threshold for a stockholder requesting a record date to take action by written consent of 25% of all outstanding shares of Cadence common stock;

•	Board Vacancies. Amended Article II, Section 2.2 to provide that the Board fills vacancies occurring in the Board for any cause or any newly created directorship resulting from any increase in the authorized number of directors;

•	Uncertificated Shares. Amended Article III, Section 3.9 and Article IV, Section 4.1, Section 4.2, Section 4.3 and Section 4.4 to clarify provisions relating to uncertificated shares;

•	Delaware Forum. Added Article VIII, Section 8.10 to specify the forum for adjudication of disputes in a court located within the State of Delaware; and

•	Other Amendments. Included certain other ministerial changes, clarifications, updates, and other conforming revisions related to, among other things, the adjournment of meetings, advance notice requirements and electronic transmissions.

The foregoing summary does not purport to be a complete description of the amendments made to the Bylaws. It is qualified in its entirety by reference to the Bylaws, attached hereto as Exhibit 3.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.01	Amended and Restated Bylaws of Cadence Design Systems, Inc., effective February 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2018

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ James J. Cowie
James J. Cowie
Senior Vice President, General Counsel and Secretary

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